UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2019 (February 25, 2019)

NN, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23486	62-1096725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6210 Ardrey Kell Road Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip Code)

(980) 264-4300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 25, 2019, NN, Inc. (the “Company”) entered into an agreement (the “Cooperation Agreement”) with Legion Partners Asset Management, LLC and certain related investors (collectively, “Legion Partners”).

Pursuant to the Cooperation Agreement, the Company increased the size of the Company’s Board of Directors (the “Board”) from 7 to 9 directors and appointed Ms. Jeri Harman and Ms. Janice Stipp to fill the newly created directorships. Ms. Harman will serve as a Class I director with an initial term expiring at the Company’s 2020 annual meeting. Ms. Stipp will serve as a Class III director with an initial term expiring at the Company’s 2019 annual meeting and will be included in the Company’s slate of director nominees for election at the 2019 annual meeting.

On February 25, 2019, William Dries, a Class III member of the Board, informed the Board that he will retire from the Board, not stand for reelection and will resign as a member of the Board effective as of immediately prior to the commencement of the 2019 annual meeting of stockholders of the Company (the “Retirement Effective Time”). Upon his retirement, the size of the Board will be automatically reduced from 9 members to 8 members as described further below under Item 5.02

Pursuant to the Cooperation Agreement, the Company has agreed to use its reasonable best efforts to obtain stockholder approval of a charter amendment to eliminate the classification of the Board over a two-year period so that beginning at the 2021 annual meeting all directors will be elected for a one-year term.

The Cooperation Agreement requires Legion Partners to, at the Company’s 2019 annual meeting and at any meeting of the Company’s stockholders held prior to the date of termination of the Standstill Period (as defined below), vote all of its shares of the Company’s common stock in favor of the election of directors nominated by the Board and otherwise in accordance with the Board’s recommendation with respect to all other matters, subject to certain exceptions for extraordinary transactions, adoption of corporate defenses, and matters with a contrary recommendation from both Institutional Shareholder Services Inc. and Glass Lewis & Co., LLC.

The Cooperation Agreement, among other things, contains certain customary standstill restrictions that apply to Legion during the period from February 25, 2019 until the date that is 15 calendar days prior to the last day of the advance notice period for the submission by shareholders of director nominations for the Company’s 2020 annual meeting, as set forth in the advance notice provisions of the Company’s Amended and Restated Bylaws (the “Standstill Period”). During the Standstill Period, Legion Partners is, among other things, restricted from engaging in any solicitation of proxies or written consents relating to the Company, acquiring any assets of the Company, or acquiring any voting stock that would result in Legion Partners having beneficial ownership of more than 9.9% of the Company’s outstanding common stock.

The Cooperation Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference herein. The foregoing description of the Cooperation Agreement is qualified in its entirety by reference to the full text thereof.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The information set forth in Item 1.01 is incorporated by reference into this Item 5.02.

As described in Item 1.01, the size of the Board has been increased from 7 to 9 directors, and Ms. Harman and Ms. Stipp have been appointed to the Board. The committee assignments for Ms. Harman and Ms. Stipp have not yet been determined.

Ms. Harman and Ms. Stipp will be compensated on the same basis as all other non-management directors of the Company, as described under “Compensation of Directors” in the Company’s Proxy Statement for its 2018 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 6, 2018.

Ms. Harman and Ms. Stipp will receive a pro rata share of the annual director compensation for the 2019 calendar year. Ms. Harman and Ms. Stipp will enter into an indemnification agreement with the Company, in the form previously entered into by the Company with its current directors, a copy of which was listed as Exhibit 10.3 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

No family relationships exist between Ms. Harman or Ms. Stipp and any of the Company’s other directors or executive officers. Other than as described under Item 1.01, there are no arrangements or understandings pursuant to which Ms. Harman or Ms. Stipp was appointed as a director, and there are no related party transactions between the Company and Ms. Harman or Ms. Stipp reportable under Item 404(a) of Regulation S-K.

As noted in Item 1.01, on February 25, 2019, William Dries, a Class III member of the Board, informed the Board that he will retire from, and resign as a member of, the Board as of the Retirement Effective Time. In connection therewith, the Company will decrease, as of the Retirement Effective Time, the size of the Board from 9 to 8 and the number of Class III members from 3 to 2. Mr. Dries currently serves as the Chairman of the Audit Committee of the Board and as a member of the Compensation Committee of the Board. Having served as a director of the Company since 2014, Mr. Dries elected to step down from the Board voluntarily for personal reasons. Accordingly, Mr. Dries’ decision to retire was not the result of any disagreement with management, the Company or its operations, policies or practices.

ITEM 7.01.	REGULATION FD DISCLOSURE.

On February 26, 2019, the Company issued a press release announcing the execution of the Cooperation Agreement and the appointments of Ms. Harman and Ms. Stipp. A copy of this press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

On February 26, 2019, the Company issued a press release announcing the retirement of Mr. Dries. A copy of this press release is included as Exhibit 99.2 to this Current Report on Form 8-K.

The information, including the press releases, furnished under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any other filing by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

10.1	Cooperation Agreement, dated February 25, 2019, among NN, Inc., Legion Partners Asset Management LLC, and each of the persons listed on the signature page thereto

99.1	Press release issued by NN, Inc. dated February 26, 2019

99.2	Press release issued by NN, Inc. dated February 26, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2019

NN, INC.

By:	/s/ Matthew S. Heiter
Name:	Matthew S. Heiter
Title:	Senior Vice President, General Counsel